UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 30, 2009

STANDARD DRILLING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Terrace Way, Walnut Creek, CA	94597
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(925) 938-0406

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

On September 30, 2009, Standard Drilling, Inc. dismissed Seale and Beers, CPAs as its independent registered public accounting firm.  Seale and Beers, CPAs, which had been engaged by us in August 2009 following our dismissal of Moore & Associates, Chartered as our independent registered public accounting firm, did not issue a report on any of our financial statements during the period in which it served as our independent registered public accounting firm.  The dismissal of Seale and Beers, CPAs was approved by our Board of Directors and Seale and Beers, CPAs did not resign or decline to stand for re-election.

During the period in which Seale and Beers, CPAs served as our independent registered public accounting firm we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Seale and Beers, CPAs would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On September 16, 2009 we engaged M&K CPAS PLLC to serve as our independent registered public accounting firm.  In addition, this firm will reaudit our 2008 financial statements.  As previously disclosed, in August 2009, we dismissed Moore & Associates, Chartered as our independent registered public accounting firm.  The Public Company Accounting Oversight Board (PCAOB) revoked the registration of Moore & Associates, Chartered on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.  As a result, we are not permitted to include audit reports or consents from Moore & Associates, Chartered in any filings we may make with the Securities and Exchange Commission after August 27, 2009.  Because Moore & Associates, Chartered audited our 2008 financial statements, which we will be required to include in our 2009 Annual Report on Form 10-K when filed, we are obtaining a reaudit of our 2008 financial statements.

During our two most recent fiscal years and the subsequent interim period prior to retaining M&K CPAS, PLLC (1) neither we nor anyone on our behalf consulted M&K CPAS, PLLC regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) M&K CPAS, PLLC did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Seale and Beers, CPAs with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of such letter is attached as Exhibit 16.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated September 30, 2009 from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DRILLING, INC.

Date: September 30, 2009	By: /s/ David S. Rector
David S. Rector, Chief Executive Officer